THE TAX-EXEMPT FUND OF CALIFORNIA

ANNUAL REPORT for the year ended August 31, 1995

[The American Funds Group(R)]

[Photo caption]
ABOUT OUR COVER: California's stunning natural beauty remains a symbol of the opportunities people have long sought in the Golden State.
[End Photo caption]

THE TAX-EXEMPT FUND OF CALIFORNIA(SM) seeks a high level of current income free from federal and California income taxes primarily through investments in California municipal bonds. The fund is managed consistent with the additional objective of preservation of capital.

     The fund invests in tax-exempt securities issued by the state of California, its political subdivisions, municipalities and public authorities to provide funding for projects such as highway improvements, water and power, pollution control, hospital expansion and airport modernization.

     With the elimination of most tax deductions and shelters in recent years, investing in municipal securities provides one of the few remaining ways to earn tax-free income. The fund gives California residents an opportunity to earn double tax-free income through a diversified portfolio managed by proven professionals.
[Side Bar]

     Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 4.75%. The fund's distribution rate as of that date was 5.13%. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends actually paid by the fund.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

     Here are the average annual compound returns over various periods with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

                                  ENDED                   ENDED
                                  8/31/95                 9/30/95

Lifetime (since 10/28/86)         +6.51%                  +6.51%
Five Years/1/                     +7.5                    +7.60
One Year                          +3.01                   +4.99


[End Side Bar]

FELLOW SHAREHOLDERS:

Fiscal 1995 was a good year for The Tax-Exempt Fund of California. Aided by a rebound in the broader bond market and by investors' recovering faith in the California market, the fund generated a healthy return over the course of the year while outpacing the vast majority of its peers.

     During the 12 months ended August 31, 1995, the fund had a total return of 8.2%. This ranked the fund 8th of 91 California municipal bond funds tracked by Lipper Analytical Services.* The unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade tax-exempt market, posted a total return of 8.9% for the fiscal year, while the average California tax-exempt bond fund generated a 7.1% total return, according to Lipper.

     The Tax-Exempt Fund of California paid dividends totaling 86.5 cents per share during the year. This amounted to a double tax-free income return of 5.77%, exempt from both state and federal taxes, for shareholders who reinvested their dividends and 5.62% for those who took their dividends in cash.

     These results are particularly gratifying because the fiscal year began during one of the worst periods in the bond market's history. Interest rates had been rising as the Federal Reserve Board steadily raised short-term interest rates. Bond prices, which had been falling for eight months, continued their decline during the first three months of the fiscal year as investors, fearing even higher interest rates, continued to sell their holdings.

     During the last quarter of 1994, investors began to believe that the Fed's actions had slowed the economy enough to rule out further rate hikes. In addition, the Republican victory in November's congressional elections gave some investors hope that the nation's political leaders would cut the federal budget deficit.

     Against that background, sentiment in the market shifted dramatically, interest rates finally started to decline and bond prices rallied. Initially, however, California's municipal bonds did not participate fully in the rally. Just as the upturn in prices began, Orange County declared bankruptcy, raising concerns about the creditworthiness of all California municipal bonds. The Tax-Exempt Fund of California owned no bonds issued by the county itself but did hold some bonds sold by agencies in Orange County. None of the bonds defaulted and most have regained the ground they lost in the days immediately following the bankruptcy declaration, when any bond with even a vague association with the county was tarnished.

     By April, concern about the financial condition of most of California's municipalities had largely dissipated. Demand for the state's bonds increased and prices in the municipal bond market rose. Your fund took advantage of this opportunity to add bonds at attractive prices, including some issued by agencies in Orange County.

     The fund also benefited from changes in the structure of its portfolio. During the later stages of the market's retreat your fund's portfolio counselors, believing interest rates would stop rising, shifted to bonds with longer maturities after having bought bonds with shorter maturities earlier in the year. Bonds with longer maturities typically react more to changes in interest rates than bonds with shorter maturities and, thus, may be more volatile. When the California market rallied last spring, the earlier shift to longer maturities contributed to the fund's solid results.

*For the most recent 12-month period ended September 30, The Tax-Exempt Fund of California was ranked 24th of 92 California municipal bond funds tracked by Lipper; for the five years ended September 30, it ranked 10th of 46. Lipper rankings do not reflect the effects of sales charges.

[Side Bar]

INVESTMENT HIGHLIGHTS
through 8/31/95

12-month total return                                   +8.16%
(income plus capital changes, with dividends reinvested)

Tax-free distribution rate for August                    5.35%
(income return only, reflecting maximum sales charge)

Taxable equivalent distribution rate                     9.94%
(for August, assuming a 46.2% combined state and federal tax rate)

SEC 30-day yield as of August 31                         4.73%
(reflecting maximum sales charge)

For current yield information, please call toll-free: 800/421-0180.
[End Side Bar]

     The Tax-Exempt Fund of California has slowly increased the portion of its portfolio in lower rated investment-grade bonds, which typically offer a higher yield than higher grade bonds. During the 1995 fiscal year, the fund raised the proportion of A and BBB bonds in the portfolio. Prices of these bonds rallied strongly during the market upturn, helping the fund's results for the year.

     Despite a slow improvement in California's economy, the state and most of its municipalities still face the challenge of balancing the conflicting demands of limiting government spending while not reducing services. An article beginning on the following page discusses these issues in more detail, along with your fund's investment approach.

     In such an environment, we will continue to rely on thorough research, diversification and a policy of investing for the long term. We look forward to reporting to you again in six months.

Cordially,

PAUL G. HAAGA, JR.                 ABNER D. GOLDSTINE
Chairman of the Board              President

October 9, 1995

[Side Bar]
WHY DOUBLE TAX-FREE INVESTING IS WORTHWHILE

                                                             The fund's 5.35%
Federal Income Tax Rates                     Combined        tax-exempt
                                             Federal         distribution
                                             &               rate
                                             California      in August/2/
Your Taxable Income                          Tax Rate/1/     is equivalent
                                                             to a
                                                             taxable
                                                             distribution
Single                 Joint                                 rate of:

$18,068-23,350         $36,136-39,000        20.1%           6.70%

23,351-25,083          39,001-50,166         32.3            7.90

25,084-31,700          50,167-63,400         33.8            8.08

31,701-56,550          63,401-94,250         34.7            8.19

56,551-109,936         94,251-143,600        37.4            8.55

109,937-117,950                              37.9            8.62

                       143,601-219,872       42.0            9.22

117,951-219,872        219,873-256,500       42.4            9.29

219,873-256,500                              43.0            9.39

                       256,501-439,744       45.6            9.83

Over 256,500           Over 439,744          46.2            9.94


/1/ Based on 1995 federal and 1995 California marginal tax rates. The rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/ The fund's distribution rate in the table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results. Such results will reflect interest rate levels, changes in the value of portfolio securities, the effects of portfolio transactions, fund expenses and applicable sales charges.

TO USE THIS TABLE, FIND YOUR ESTIMATED TAXABLE INCOME TO DETERMINE YOUR COMBINED FEDERAL AND CALIFORNIA TAX RATE. THEN LOOK AT THE RIGHT-HAND COLUMN TO SEE WHAT YOU WOULD HAVE HAD TO EARN FROM A TAXABLE INVESTMENT TO EQUAL THE FUND'S 5.35% TAX-FREE DISTRIBUTION RATE IN AUGUST.

     BECAUSE OF TAX INCREASES IN RECENT YEARS, MANY HIGH-INCOME INVESTORS ARE FINDING THAT THEIR RETURNS ON TAXABLE FIXED-INCOME ISSUES HAVE TO BE EVEN HIGHER TO MATCH THOSE CURRENTLY OFFERED BY TAX-EXEMPT MUNICIPALS. FOR INSTANCE, A COUPLE WITH A TAXABLE INCOME OF $150,000 FACES A COMBINED FEDERAL AND CALIFORNIA TAX RATE OF 42.0%. IN THIS BRACKET, THE FUND'S CURRENT 5.35% DISTRIBUTION RATE WOULD BE EQUIVALENT TO A RETURN ON A TAXABLE FIXED-INCOME INVESTMENT OF 9.22%.
[End Side Bar]

[Side Bar]

PORTFOLIO QUALITY RATING

Aaa/AAA                    40%
Aa/AA                      12%
A/A                        18%
Baa/BBB                    24%
Below investment-grade      6%
[End Side Bar]

THE GOLDEN STATE:
A MOSAIC OF PROBLEMS AND OPPORTUNITIES

The past few years have been difficult for California. It has faced natural disasters, civil unrest and a slumping economy. Financial woes have hobbled the state and hurt some of its richest and most populous counties. Last year, Orange County - one of the wealthiest counties in the nation - declared bankruptcy. Today, Los Angeles County faces very difficult choices as it tries to balance its budget. The state government has its financial problems as well. A budget was passed after a two-month delay. Credit rating agencies now give California's state debt an A rating, several steps below the sterling AAA rating it enjoyed in 1991.

     The bad news, captured in newspaper headlines and on television, has tarnished the Golden State's image as a land of perpetual sunshine and boundless opportunity and optimism. But the bad news is only part of the story. California is too diverse and vast to be captured in one headline or summed up in a few minutes of TV news footage. Even the state's economic and budget problems, while real, can be misleading. The California economy is growing slowly again, and there are areas of the state in which the recession is a memory. A number of California's high-tech industries are healthy and, we believe, have a very bright future.

     The negative publicity has created some good investment opportunities in the municipal bond market. After the Orange County bankruptcy, investors became overly cautious; their reluctance to buy California's municipal bonds forced prices lower. When investors regained their faith in the state's bonds, the market rallied strongly.

INVESTMENT AND JOBS ARE INCREASING

The state government's finances, while still fragile, have improved markedly from the depths of the recession. California ended its fiscal year on June 30 with an $800 million operating surplus. Employment is growing at a rate of 2.3% in 1995 and about 300,000 jobs have been added since the low point of the recession in 1991.

     Santa Clara County, in the heart of Silicon Valley, has recently added 6,000 jobs as the area's high-tech industries begin enjoying prosperity again. One recent study noted that venture capitalists' investments in the state's high-tech companies had nearly tripled from the first to the second quarter of 1995.

     Amid these crosscurrents of growth and recession, wealth and bankruptcy, The Tax-Exempt Fund of California continues to search for investments that offer the opportunity for good returns with acceptable risk. To understand how your fund navigates in this diverse economic environment, it is helpful to know some of the fund's guiding principles, such as research and diversification.

[Photo Caption]
THE TAX-EXEMPT FUND OF CALIFORNIA FINANCES INFRASTRUCTURE PROJECTS, SUCH AS ROADS AND BRIDGES WHICH HELP MAKE ECONOMIC EXPANSION POSSIBLE THROUGHOUT THE STATE. HERE A NEW HIGHWAY IS UNDER CONSTRUCTION IN PLEASANTON, A FEW MILES NORTH OF SAN JOSE.
[End Photo Caption]

THE BENEFITS OF DIVERSIFICATION

The Tax-Exempt Fund of California is not tied to the fortunes of one city, county or region. It invests across the state. This geographical diversification helps lower the risk that a regional economic downturn could have a big impact on the fund's results.

     Just as important is the type of investment the fund makes. The majority of your fund's investments are in revenue-producing projects, such as electricity-generating plants, hospitals or toll roads, rather than in general obligation bonds (which are not tied to a specific project).

     No investment exists in a vacuum. Understanding the economic and political climate as well as prospects for each city and county, and the state as a whole, is crucial to making investment decisions. In evaluating a proposed investment, your fund's portfolio counselors and analysts always ask: "Does the project make fundamental economic sense?" "Will there be customers for the electricity a new plant will generate?" "Which hospitals will do well in the new health care environment?" "Will the region grow fast enough to fill the lanes of the proposed toll road?"

     It's possible for a project to make fundamental economic sense in one county or area of the state but not in another. That is why in-depth research is so important.

     Piecing together the California economic mosaic is challenging for professional as well as private investors. It's helpful to recognize that many of the problems facing municipalities across the state stem from common roots. How local governments react to common problems varies widely, however.

A TALE OF TWO COUNTIES

The stories of two of the state's most populous counties - Los Angeles and Orange - illustrate the shared problems facing California's local governments.

     Beginning with Proposition 13 in 1978, the state's voters adopted a series of initiatives severely restricting lawmakers' ability to raise taxes and revenues. Spending demands, however, didn't diminish. The federal government, for example, continued to demand that state and local governments support certain programs. Taxpayers still wanted the police and fire departments to protect them, their schools to run smoothly and potholes to be filled.

     In the end, the traditional flexibility enjoyed by local governments - the ability to cut spending or raise revenues to balance their budgets - was impaired. At first, the state helped out by transferring billions of dollars to the counties. Then came the recession of 1990 and the state government developed its own financial problems.

     Across the state, cities and counties reacted differently to the economic problems. Orange County's problems with speculative, highly leveraged investments are well documented. At one point, profits from a speculative investment fund provided 35% of the county's locally generated income. Property tax contributed only 25%.

SHORT-TERM FINANCING A PROBLEM

Orange County also encountered further problems because of the way it had structured its debt payments. Most municipalities schedule their debt repayments over a number of years. Typically, some payments are due in months while others are years away. Orange County, however, relied heavily on short-term financing and had more than $1 billion in short-term debts that had to be paid. When the value of its speculative investments plunged, the county couldn't pay and had to declare bankruptcy.

     Los Angeles County's problems are different. Faced with the dilemma of spending demands that outpaced revenue, the county used one-time revenue fixes and borrowed long-term to meet immediate needs. That is much like mortgaging your home to meet monthly bills, a strategy that will work for a while but not forever. Today, Los Angeles County's political leaders finally are being forced to make cutbacks that they had postponed.

[Pull Quote]
Piecing together the California economic mosaic is challenging for professional as well as private investors.
[End Pull Quote]

SEEKING SOLUTIONS

Orange County is now working with both the state and local municipalities in an effort to balance its budget and complete a financial plan. The county has sought state permission to redirect state funds from legal entities within the county, such as flood control districts, into the county coffers. Additionally, the county is working to settle financial claims against it by municipalities within its borders. County officials say the restructuring may not be finished before spring.

     Los Angeles County is also seeking solutions to its financial problems and has recently received a pledge from the federal government to help keep most of the county's medical facilities open. We believe there is little reason to anticipate the county will be unable to make its bond payments. (Moody's rates L.A. County's general obligation bonds A and Standard & Poor's gives them an A-.)

OTHER AREAS HAVE REBOUNDED

With their worldwide fame, it's not surprising that the financial problems of Los Angeles and Orange counties - home to Hollywood and Disneyland - have grabbed the headlines. Often overlooked, though, is the financial strength of other parts of the state. The San Joaquin Valley, with its heavy reliance on agriculture, is doing well, particularly now that the drought has ended. Agriculture supports 1.4 million direct and indirect jobs, or 10% of the state's employment, according to estimates from the University of California.

     In Santa Clara County, housing prices are climbing again. In the peninsula south of San Francisco, office vacancies have fallen, and rents rose 7% from the first to second quarter. In general, the northern part of the state has rebounded well from the recession. Economists at the UCLA Business Forecasting Project expect the state's overall economy to grow at a real rate of 2.2% this year, and employment to increase an average of 2% a year for the next two decades, with much of the growth coming in the north and central regions.

NAVIGATING THE INVESTMENT WATERS

The UCLA economists are predicting a continued, if slow, recovery for the state. However, the constraints on local governments - having to maintain spending with little ability to raise revenues - remain a major problem. In navigating these turbulent waters, The Tax-Exempt Fund of California will continue to follow its two guiding principles: diversification and research.

     With a huge, multifaceted economy, California remains fertile ground for investors willing to diversify across the state and thoroughly research each opportunity before making a commitment. Your fund's portfolio counselors will strive to see that you benefit from these opportunities.

[Photo Caption]
SHAREHOLDERS IN THE TAX-EXEMPT FUND OF CALIFORNIA ARE
HELPING FINANCE PROJECTS AT THE PORT OF LOS ANGELES.
[End Photo Caption]

THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, August 31, 1995

                                                                      Principal           Market

                                                                      Amount              Value

                                                                      (000)               (000)

Tax-Exempt Securities Maturing in More than

 One Year - 95.27%

Various Purpose General Obligation Bond, 7.00% 2005                   $1,000              $1,144

Health Facilities Financing Authority:

 Hospital Revenue Bonds:

  Downey Community Hospital, Series 1993, 5.75% 2015                  8,400               7,927

  Kaiser Permanente Medical Care Program, Semi-annual

   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                2,000               1,811

  Pacific Presbyterian Medical Center Insured Variable

  Rate Demand, 1985 Series B, 6.75% 2015                              1,750               1,804

  St. Joseph Health System:

   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                       1,250               1,387

   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                       4,000               4,516

 Hospital Revenue Refunding Bonds (Saint Francis

  Memorial Hospital), Series 1993A, 5.75% 2005                        1,150               1,128

Housing Finance Agency, Home Mortgage Revenue Bonds:

 1991 Series A, 7.35% 2011                                            550                 591

 1991 Series G, 6.95% 2011                                            1,490               1,568

 1995 Series G, 5.65% 2025                                            1,000               1,007

 1995 Series K, 5.55% 2021                                            2,500               2,524

Pollution Control Financing Authority:

 Pollution Control Revenue Bonds:

  (Pacific Gas and Electric Company), 1993 Series B,

   5.85% 2023                                                         1,000               963

  (Southern California Edison Company), 1992 Series B,

   6.40% 2024                                                         1,500               1,522

 Solid Waste Revenue Bonds (Keller Canyon Landfill

  Company Project), Series 1992, 6.875% 2027                          5,200               5,424

Public Works Board, Lease Revenue Bonds:

 (California Community Colleges, Various Community

  College Projects), 1994 Series B, 6.75% 2005                        1,000               1,095

 The Regents of the University of California,

  1993 Series A (Various University of California

  Projects), 5.50% 2021                                               1,000               902

Rural Home Mortgage Finance Authority, Single Family

 Mortgage Revenue Bonds (Mortgage-Backed Securities

 Program), 1995 Series B, 7.75% 2026/1/                               1,500               1,667

Statewide Communities Development Authority:

 Hospital Revenue Certificates of Participation,

  Cedar-Sinai Medical Center, Series 1992, 6.50% 2012                 1,900               1,988

 Sisters of Charity of Leavenworth Health Services

  Corporation, Certificates of Participation,

  Series 1994, 5.00% 2023                                             2,000               1,684

 St. Joseph Health System Obligated Group,

  Certificates of Participation, 5.50% 2014                           3,000               2,800

Department of Water Resources, Central Valley Project,

 Water System Revenue Bonds:

  Series F, 7.25% 2010                                                500                 544

  Series H, 6.90% 2025 (Prerefunded 2000)                             2,000               2,243

County of Alameda, 1993 Refunding Certificates of

 Participation (Santa Rita Jail Project), MBIA Insured:

  5.375% 2009                                                         1,500               1,468

  5.00% 2023                                                          1,000               890

City of Berkeley, Health Facility Refunding Revenue

 Bonds (Alta Bates Medical Center), 1992 Series A,

  6.50% 2011                                                          3,020               3,034

Castaic Lake Water Agency, Refunding Revenue

 Certificates of Participation (Water System

 Improvement Projects), MBIA Insured, Series 1994A:

  7.25% 2007                                                          500                 587

  7.25% 2010                                                          1,400               1,655

Central Valley Financing Authority, Cogeneration

 Project Revenue Bonds (Carson Ice-Gen Project),

 1993 Series:

  6.10% 2013                                                          3,500               3,407

  6.20% 2020                                                          6,500               6,245

Culver City Redevelopment Financing Authority, 1993

 Tax Allocation Refunding Revenue Bonds, AMBAC

 Insured, 5.00% 2023                                                  2,500               2,165

Foothill/Eastern Transportation Corridor Agency, Toll

 Road Revenue Bonds, Series 1995A:

  6.00% 2016                                                          1,500               1,426

  6.00% 2034                                                          3,000               2,746

  5.00% 2035                                                          1,000               784

City of Long Beach, Financing Authority Revenue Bonds,

 Series 1992, AMBAC Insured, 6.00% 2017                               750                 774

Department of Airports of the City of Los Angeles,

 1989 Series B, 7.40% 2010                                            1,000               1,074

Los Angeles Convention and Exhibition Center

 Authority, Certificates of Participation:

  7.375% 2018 (Prerefunded 1999)                                      2,500               2,821

  7.00% 2020 (Prerefunded 1999)                                       2,000               2,230

Harbor Department of the City of Los Angeles, Revenue

 Bonds:

  Issue 1988, 7.60% 2018                                              1,750               1,978

  Issue 1995, 6.625% 2025                                             4,750               4,952

City of Los Angeles, Waste Water System Revenue Bonds:

 Series 1987, 8.125% 2017 (Prerefunded 1997)                          1,500               1,661

 Series 1990-B, 7.15% 2020 (Prerefunded 2000)                         1,000               1,129

Department of Water and Power of the City of Los

 Angeles:

  Electric Plant Revenue Bonds, Issue of 1990,

  7.125% 2030                                                         2,500               2,800

  Water Works Refunding Revenue Bonds:

   Issue of 1989, 7.00% 2022                                          1,000               1,095

   Issue of 1986, 7.375% 2022                                         1,000               1,067

County of Los Angeles, Certificates of Participation

 (Marina del Rey), Series A:

  6.25% 2003                                                          4,635               4,567

  6.50% 2008                                                          6,000               6,012

Los Angeles County Metropolitan Transportation

 Authority, Proposition C Sales Tax Revenue Bonds,

 Second Senior Bonds, Series 1995-A, AMBAC Insured,

 5.90% 2008                                                           1,030               1,074

County of Los Angeles, Pension Obligation

 Certificates, Series A, 6.875% 2006                                  1,000               1,033

Los Angeles County Public Works Financing Authority,

 Lease Revenue Bonds (Multiple Capital Facilities

 Project IV), MBIA Insured, 5.00% 2008                                2,410               2,322

Los Angeles State Building Authority:

 Lease Revenue Bonds (State of California Department

  of General Services Lease), Series 1988 A,

  7.50% 2011 (Prerefunded 1998)                                       3,500               3,853

 Lease Revenue Refunding Bonds (State of California

  Department of General Services Lease), 1993

  Series A, 5.50% 2007                                                2,000               1,968

Los Angeles County Transportation Commission, Sales

 Tax Revenue Bonds:

  Series 1989, 7.00% 2019                                             2,250               2,424

  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                        2,500               2,837

Marin Municipal Water District Water Revenue Bonds,

 Series 1993, 5.65% 2023                                              1,000               948

The Metropolitan Water District of Southern

 California, Waterworks Refunding Revenue Bonds,

 Issue of 1986:

   6.75% 2022                                                         610                 630

   6.75% 2022 (Prerefunded 1996)                                      390                 406

Northern California Public Power Agency,

 Special Revenue Bonds, 1993 Refunding Series A,

 5.60% 2006                                                           4,725               4,759

City of Oakland, Special Refunding Revenue Bonds

 (Pension Financing), 1988 Series A, FGIC Insured,

 7.60% 2021                                                           1,000               1,111

Port of Oakland, Revenue Bonds:

 1989 Series B, BIG Insured, 7.25% 2016                               3,125               3,339

 1992 Series E, MBIA Insured, 6.40% 2022                              4,670               4,783

County of Orange, Airport Revenue Refunding Bonds,

 Series 1993, MBIA Insured:

  5.25% 2007                                                          1,500               1,442

  5.25% 2008                                                          500                 474

  5.50% 2013                                                          1,000               922

County of Orange (Aliso Viejo), Special Tax Bonds of

 Community Facilities District No. 88-1, Series A of

 1992:

  7.25% 2008 (Prerefunded 2002)                                       1,500               1,746

  7.35% 2018 (Prerefunded 2002)                                       4,250               5,023

Orange County Local Transportation Authority, First

 Senior Fixed-Rate Bonds:

  AMBAC Insured, 6.00% 2007                                           1,000               1,039

  MBIA Insured, 6.00% 2009                                            1,500               1,535

South Orange County, Public Financing Authority,

 Special Tax Revenue Bonds, Series B (Junior Lien

  Bonds):

   6.55% 2002                                                         1,565               1,586

   6.65% 2003                                                         1,320               1,343

   6.85% 2005                                                         2,715               2,745

   7.00% 2006                                                         1,310               1,325

   7.25% 2013                                                         2,000               2,012

City of Pasadena, Certificates of Participation (1990

 Capital Improvements Project), 7.00% 2003

 (Prerefunded 2000)                                                   1,000               1,133

Redevelopment Agency of the City of Pittsburg, Los

 Medanos Community Development Project, Tax Allocation

 Refunding Bonds, AMBAC Insured, Series 1993A,

 5.25% 2015                                                           2,195               2,022

Pleasanton Joint Powers Financing Authority,

 Reassessment Revenue Bonds, 1993 Series A:

  5.40% 1999                                                          1,000               1,006

  5.60% 2000                                                          1,940               1,951

  5.70% 2001                                                          3,980               4,014

  6.15% 2012                                                          3,900               3,876

Redding Joint Powers Financing Authority, Solid Waste

 and Corporation Yard Revenue Bonds, 1993 Series A:

  5.00% 2018                                                          4,000               3,298

  5.00% 2023                                                          2,000               1,612

Riverside County Transportation Commission, Sales Tax

 Revenue Bonds (Limited Tax), 1991 Series A,

 6.40% 1999                                                           500                 532

County of Sacramento, Single Family Mortgage Revenue

 Bonds (GNMA Mortgage-Backed Securities Program),

 Issue A of 1987, 9.00% 2019                                          1,500               2,053

Sacramento Cogeneration Authority, Cogeneration

 Project Revenue Bonds (Proctor & Gamble Project),

 1995 Series:

  6.00% 2003                                                          700                 702

  7.00% 2005                                                          1,700               1,854

  6.50% 2014                                                          1,000               1,012

  6.375% 2010                                                         3,500               3,550

  6.50% 2021                                                          4,000               3,985

Sacramento City Financing Authority, 1991 Revenue

 Bonds, 6.80% 2020 (Prerefunded 2001)                                 5,500               6,283

County of San Bernardino, Certificates of

 Participation, Series B (Capital Facilities

 Project), 6.25% 2019 (Prerefunded 2001)                              2,000               2,192

City of San Bernardino, SCH Health Care System Revenue

 Bonds (Sisters of Charity of the Incarnate Word,

 Houston, Texas), Series 1991 A, 7.00% 2021                           2,435               2,622

County of San Diego, The San Diego Regional Building

 Authority, Certificates of Participation (1991 MTS

 Tower Refunding Project), MBIA Insured, 6.223% 2019                  1,000               1,015

City and County of San Francisco, General Purpose

 Sewer Revenue Bonds, Series 1988 A, AMBAC Insured,

 7.25% 2015 (Prerefunded 1997)                                        3,320               3,592

City and County of San Francisco Redevelopment Agency,

 Lease Revenue Bonds, Series 1992 (George R. Moscone

 Convention Center), 5.50% 2018                                       4,560               4,101

County of San Joaquin, Certificates of Participation

 (1993 General Hospital Project), 6.625% 2020                         1,000               997

San Joaquin Hills Transportation Corridor Agency

 (Orange County), Senior Lien Toll Road Revenue

 Bonds:

  6.75% 2032                                                          3,000               3,031

  5.00% 2033                                                          1,000               782

Santa Ana Financing Authority, Police Administration

 and Holding Facility Lease Revenue Bonds, MBIA

 Insured, Series 1994A, 6.25% 2019                                    1,000               1,055

Santa Clara County Financing Authority, Lease Revenue

 Bonds (VMC Facility Replacement Project), AMBAC

 Insured, 1994 Series A, 7.75% 2009                                   2,200               2,703

Southern California Home Financing Authority, Single

 Family Mortgage Revenue Bonds (GNMA and FNMA

 Mortgage-Backed Securities Program), 1992 Series A,

 6.75% 2022                                                           1,120               1,147

Southern California Public Power Authority,

 1986 Refunding Series B, Palo Verde Project, 7.125%

 2015 (Prerefunded 1996)                                              1,500               1,573

The Regents of the University of California:

 1991 Certificates of Participation (UCLA Central

  Chiller/Cogeneration Facility), 7.00% 2015

  (Prerefunded 1999)                                                  1,250               1,400

Government of Guam, General Obligation Bonds, 1995

 Series A, 4.90% 1997/2/                                              1,500               1,509

                                                                                          ---------

                                                                                          222,087

                                                                                          ---------



Tax-Exempt Securities Maturing in

 One Year or Less - 4.06%

Pollution Control Financing Authority, Variable Rate

 Resource Recovery Revenue Bonds (Atlantic Richfield

 Company Project), Series 1994A, 3.65% 12/1/24/3/                     500                 500

County of Los Angeles, 1995-96 Tax and Revenue

 Notes, Series A, 4.50% 7/1/96                                        5,200               5,222

State of California, 1994 Revenue Anticipation

 Warrants, Series C, FGIC Insured 5.75% 4/25/96                       3,700               3,745

                                                                                          ---------

                                                                                          9,467

                                                                                          ---------

TOTAL TAX-EXEMPT SECURITIES (cost:$218,857,000)                                           231,554

Excess of cash and receivables over payables                                              1,561

                                                                                          ---------

NET ASSETS                                                                                $233,115

                                                                                          =========


/1/Represents a when-issued security.

/2/Interest payments on bonds issued by the governments of U.S. territories, including Guam, the U.S. Virgin Islands and Puerto Rico, are free of state and federal taxes.

/3/Coupon rate changes periodically.

See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements

Statement of Assets and Liabilities

August 31, 1995                                              (dollars in thousands)


Assets:

 Tax-exempt securities (cost: $218,857)                                           $231,554

 Cash                                                                             621

 Receivables for-

  Sales of fund's shares                                     $   55

  Accrued interest                                           3,380                3,435

                                                             ---------            ---------

                                                                                  235,610

Liabilities:

 Payables for-

  Purchases of investments                                   1,653

  Repurchases of fund's shares                               109

  Dividends payable                                          509

  Management services                                        82

  Accrued expense                                            142                  2,495

                                                             ---------            ---------

Net Assets at August 31, 1995-

 Equivalent to $15.74 per share on

 14,810,189 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                                      $233,115

                                                                                  =========







Statement of Operations

for the year ended August 31, 1995

(dollars in thousands)

Investment Income:

 Income:

  Interest on tax-exempt securities                                               $14,168

                                                                                  ---------

 Expenses:

  Management services fee                                    $943

  Distribution expenses                                      409

  Transfer agent fee                                         59

  Reports to shareholders                                    62

  Registration statement and prospectus                      9

  Postage, stationery and supplies                           21

  Trustees' fees                                             18

  Auditing and legal fees                                    39

  Custodian fee                                              12

  Taxes (other than federal income tax)                      4

  Other expenses                                             43                   1,619

                                                             ---------            ---------

   Net investment income                                                          12,549

                                                                                  ---------

Realized Gain and Unrealized

 Appreciation on Investments:

 Net realized gain                                                                871

 Net unrealized appreciation:

  Beginning of year                                          9,064

  End of year                                                12,697

                                                             ---------

   Net change in unrealized appreciation                                          3,633

                                                                                  ---------

   Net realized gain and change in

    unrealized appreciation on investments                                        4,504

                                                                                  ---------

Net Increase in Net Assets Resulting

 from Operations                                                                  $17,053

                                                                                  =========





See Notes to Financial Statements

Statement of Changes in Net Assets

(dollars in thousands)



                                                             Year ended            August 31,

                                                                1995                 1994

                                                            ---------            ---------

Operations:

 Net investment income                                       $  12,549            $  11,900

 Net realized gain (loss) on investments                     871                  (875)

 Net change in unrealized appreciation

  on investments                                             3,633                (11,274)

                                                             ---------            ---------

   Net increase (decrease) in net assets

    resulting from operations                                17,053               (249)

                                                             ---------            ---------

Dividends and Distributions Paid to

 Shareholders:

  Dividend from net investment income                        (12,552)             (11,899)

  Distributions from net realized gain

   on investments                                            -                    (851)

                                                             ---------            ---------

   Total dividends and distributions                         (12,552)             (12,750)

                                                             ---------            ---------



Capital Share Transactions:

 Proceeds from shares sold:

  2,513,117 and 3,510,938

  shares, respectively                                       38,225               55,665

 Proceeds from shares issued in reinvestment

  of net investment income dividends and

  distributions of net realized gain on

  investments:  498,341 and 527,612 shares,

  respectively                                               7,598                8,349

 Cost of shares repurchased:

  2,849,307 and 3,079,542 shares,

  respectively                                               (42,819)             (48,523)

                                                             ---------            ---------

  Net increase in net assets

   resulting from capital share transactions                 3,004                15,491

                                                             ---------            ---------

Total Increase in Net Assets                                 7,505                2,492

Net Assets:

 Beginning of year                                           225,610              223,118

                                                             ---------            ---------

 End of year                                                 $233,115             $225,610

                                                             =========            =========



See Notes to Financial Statements

Notes to Financial Statements

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

      Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after determination of the fund's net investment income and paid to shareholders on a monthly basis.

     Pursuant to the custodian agreement, the fund may receive credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $12,000 includes $3,000 that was paid by the credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

      As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $12,697,000, of which $13,408,000 related to appreciated securities and $711,000 related to depreciated securities. During the year ended August 31, 1995, the fund realized, on a tax basis, a net capital gain of $871,000 on securities transactions. The fund has available at August 31, 1995, a net capital loss carryforward totaling $43,000, which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $218,857,000 at August 31, 1995.

3. The fee of $943,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $409,000. As of August 31, 1995, accrued and unpaid distribution expenses were $97,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $59,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $100,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $16,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized loss on investments was $43,000 and paid-in capital was $220,461,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $93,716,000 and $87,514,000, respectively, during the year ended August 31, 1995.


Per-Share Data and Ratios

                                                      Year         ended        August      31
                                         1995         1994         1993         1992        1991         1990


Net Asset Value, Beginning
 of Year                                 $15.40       $16.30       $15.21       $14.59      $13.87       $14.16
                                         -------      -------      -------      ------      -------      -------
                                                                                -
Income from Investment
 Operations:
 Net investment income                   .86          .84          .84          .85         .85          .84
 Net realized and
  unrealized gain
  (loss) on investments                  .34          (.84)        1.09         .62         .72          (.29)
                                         -------      -------      -------      ------      -------      -------
                                                                                -
  Total income from
   investment operations                 1.20         .00          1.93         1.47        1.57         .55
                                         -------      -------      -------      ------      -------      -------
                                                                                -
Less Distributions:
 Dividends from net
  investment income                      (.86)        (.84)        (.84)        (.85)       (.85)        (.84)
 Distributions from net
  realized gains                            -         (.06)           -            -           -            -
                                         -------      -------      -------      ------      -------      -------
                                                                                -
  Total distributions                    (.86)        (.90)        (.84)        (.85)       (.85)        (.84)
                                         -------      -------      -------      ------      -------      -------
                                                                                -
Net Asset Value, End of Year             $15.74       $15.40       $16.30       $15.21      $14.59       $13.87
                                         =======      =======      =======      ======      =======      =======
                                                                                =

Total Return*                              8.16%      0.13%        13.08%       10.36%      11.56%       3.96%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                           $233         $226         $223         $148        $111         $86
Ratio of expenses to average
 net assets                                 .73%      .71%         .71%         .74%        .85%         .93%
Ratio of net income to
 average net assets                        5.65%      5.28%        5.36%        5.66%       5.89%        5.92%
Portfolio turnover rate                   41.36%       15.08%       16.82%                   33.72%       20.20%
                                                                                20.28%


*This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees of the American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund Of California:

     We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statement and selected per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per-share data and ratios are fee of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. an audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
September 22, 1995

Tax Information (unaudited)

We are required to advise you within 60 days of the fund/s fiscal year-end regarding the federal tax status of distributions received by shareholders during the fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

SINCE THE ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THE YEAR-END INFORMATION WHICH WILL BE MAILED IN JANUARY, 1996 TO DETERMINE THE CALENDAR YEAR STATUS OF THE FUND'S DISTRIBUTIONS FOR PURPOSES OF THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.

BOARD OF TRUSTEES
H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive Officer and
President, The Earth Technology Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
Pasadena, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board and Chief Executive Officer, BW/IP International, Inc. (industrial manufacturing)
OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group, Capital Research and Management Company

MARY C. CREMIN
Brea, California
Vice President and Treasurer of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

KIMBERLY S.  VERDICK
Los Angeles, California
Assistant Secretary of the fund
Compliance Associate - Fund Business
Management Group, Capital Research and
Management Company

NYMIA M. CUCUECO
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

[Side Bar]
LEONARD WEIL retired from the Board effective December 31, 1994. He has been a member of the Board of Trustees since 1987. The Trustees thank him for his many contributions to the fund.

DIANE CREEL and LEONARD FULLER were elected Trustees effective September 22,
1994.
[End Side Bar]

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA MED/ALI/2760
Lit. No. TEFCA-011-1095

[The American Funds Group(R)]